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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 12, 2002



                                 SPX CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                       1-6498                38-1016240
 (State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
  incorporation or organization)                             Identification No.)


                            2300 One Wachovia Center
                            Charlotte, NC 28202-6039
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (704) 347-6800

                             700 Terrace Point Drive
                            Muskegon, Michigan 49443

      --------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

       On February 12, 2002, we issued the press release filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

       99.1     Press Release issued February 12, 2002



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SPX CORPORATION



Date:  February 19, 2002           By: /s/ Patrick J. O'Leary
                                       -----------------------------------------
                                         Patrick J. O'Leary
                                         Vice President Finance, Treasurer and
                                          Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit
Number        Description
------        -----------

99.1          Press Release issued February 12, 2002